Exhibit 99.1

Equity Commonwealth Announces Results of Special Meeting and Termination of Merger Agreement with Monmouth

CHICAGO – August 31, 2021 – Equity Commonwealth (NYSE: EQC) announced today that its shareholders approved the proposals in connection with the proposed merger with Monmouth Real Estate Investment Corporation (NYSE: MNR), or Monmouth. Earlier today, Monmouth announced it did not receive the requisite shareholder support for the merger proposal at its special shareholder meeting. As a result, Equity Commonwealth has terminated the merger agreement and has requested reimbursement of fees and expenses pursuant to its terms.

“While we are disappointed with the results of Monmouth’s shareholder vote, we are proud of the efforts of the EQC team throughout the process,” said David Helfand, President and CEO.

About Equity Commonwealth
Equity Commonwealth (NYSE: EQC) is a Chicago based, internally managed and self-advised real estate investment trust (REIT) with commercial office properties in the United States. EQC’s portfolio is comprised of 4 properties totaling 1.5 million square feet.

Regulation FD Disclosures
We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our websites. We routinely post important information on our websites at www.eqcre.com, including information that may be deemed to be material. We encourage investors and other interested parties to monitor these distribution channels for material disclosures.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements
Some of the statements contained in this press release constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding consummating the merger, pertaining to the marketing of certain properties for sale and consummating any sales, including our statements regarding the overall impact of COVID-19 on the foregoing to the extent we make any such statements. Any forward-looking statements contained in this press release are intended to be made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,”

“estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Investors & Media Contact
Sarah Byrnes
(312) 646-2801
ir@eqcre.com